UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2010

Aon Corporation

(Exact name of registrant as specified in its Charter)

Delaware	1-7933	36-3051915
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Randolph Street, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 381-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 7, 2010, Aon Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Deutsche Bank Securities Inc. and RBS Securities Inc., as Representatives of the several Underwriters named therein, with respect to the offering and sale by the Company of $600,000,000 aggregate principal amount of its 3.50% Senior Notes due 2015 (the “2015 Notes”), $600,000,000 aggregate principal amount of its 5.00% Senior Notes due 2020 (the “2020 Notes”) and $300,000,000 aggregate principal amount of its 6.25% Senior Notes due 2040 (the “2040 Notes” and, together with the 2015 and 2020 Notes, the “Notes”) under the Company’s Registration Statement on Form S-3 (Registration No. 333-159841). The Notes were issued pursuant to an Indenture, dated as of September 10, 2010, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee (the “Trustee”) (the “Indenture”).

The net proceeds from the sale of the Notes have been deposited into an escrow account pursuant to the Escrow Agreement, dated as of September 10, 2010, among the Company, the Trustee and The Bank of New York Mellon Trust Company, National Association, as escrow agent (the “Escrow Agreement”). The net proceeds of the Notes are to be held in the escrow pending consummation of the Company’s merger with Hewitt Associates, Inc. (“Hewitt”) pursuant to the Agreement and Plan of Merger, dated July 11, 2010, among the Company, Alps Merger Corp., Alps Merger LLC and Hewitt (the “Merger Agreement”).  In the event that, for any reason, (i) the Company does not consummate the merger with Hewitt on or prior to March 31, 2011 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company will redeem all of the Notes on the Special Mandatory Redemption Date (as defined below) at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest from the later of the date of initial issuance or the most recent date to which interest has been paid or duly provided for, whichever is later, to but excluding the Special Mandatory Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).  “Special Mandatory Redemption Date” means the earlier to occur of (1) April 30, 2011, if the merger has not been completed on or prior to March 31, 2011, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement for any reason.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The forms of note for each of the 2015 Notes, 2020 Notes and 2040 Notes are filed as Exhibits 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. The Escrow Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Notes, Sidley Austin LLP is filing the legal opinions  attached to this Current Report on Form 8-K as Exhibits 5.1 and 8.1.

On September 7, 2010, the Company issued a press release announcing its agreement to sell the Notes.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of September 7, 2010, by and among the Company, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Deutsche Bank Securities Inc. and RBS Securities Inc., as Representatives of the several Underwriters named therein.

4.1	Indenture, dated as of September 10, 2010, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee.

4.2	Form of 3.50% Senior Note due 2015.

4.3	Form of 5.00% Senior Note due 2020.

4.4	Form of 6.25% Senior Note due 2040.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

8.1	Tax opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 and Exhibit 8.1).

99.1	Escrow Agreement, dated as of September 10, 2010, among the Company, the Trustee and The Bank of New York Mellon Trust Company, National Association, as escrow agent.

99.2	Press release dated, September 7, 2010, relating to the offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 10, 2010	Aon Corporation

	By:	/s/ Ram Padmanabhan
Ram Padmanabhan
Vice President and Chief Counsel – Corporate

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of September 7, 2010, by and among the Company, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Deutsche Bank Securities Inc. and RBS Securities Inc., as Representatives of the several Underwriters named therein.

4.1	Indenture, dated as of September 10, 2010, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee.

4.2	Form of 3.50% Senior Note due 2015.

4.3	Form of 5.00% Senior Note due 2020.

4.4	Form of 6.25% Senior Note due 2040.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

8.1	Tax opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 and Exhibit 8.1).

99.1	Escrow Agreement, dated as of September 10, 2010, among the Company, the Trustee and The Bank of New York Mellon Trust Company, National Association, as escrow agent.

99.2	Press release dated, September 7, 2010, relating to the offering of the Notes.